Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of June 23, 2019, by and among JFL-NRC-SES Partners, LLC, a Delaware limited liability company (“JFL Seller”), JFL-NRCG Holdings III, LLC, a Delaware limited liability company (“JFL III”), JFL-NRCG Holdings IV, LLC, a Delaware limited liability company (“JFL IV” and, together with JFL Seller and JFL III, the “Investors”), US Ecology, Inc., a Delaware corporation (the “Company”), and US Ecology Parent, Inc., a Delaware corporation (“Parent”).

WHEREAS, the Company, Parent, ECOL Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, Rooster Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and NRC Group Holdings Corp., a Delaware corporation (“Rooster”) entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) of even date herewith;

WHEREAS, in connection with the execution of the Merger Agreement, the Investors and the Parent entered into that Support Agreement of even date herewith (the “Support Agreement”), and that certain Investor Agreement of even date herewith (the “Investor Agreement” and, together with the Support Agreement, the “Investor Agreements”) by and among the Company, Parent and solely with respect to Section 4 thereof, Rooster; and

WHEREAS, in connection with the signing of the Merger Agreement and as an inducement for the Investors to enter into the Investor Agreements, the Company has agreed to grant to each of the Investors certain rights with respect to the registration of shares of common stock, par value $0.01, of the Company (the “Shares”) issued to the Investors pursuant to the Merger Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Definitions.  All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a)                                 “Controlling Person” has the meaning set forth in Section 8(a) of this Agreement.

(b)                                 “Company Board” means the board of directors of the Company.

(c)                                  “Demanding Holder” has the meaning set forth in Section 2(b) of this Agreement.

(d)                                 “Demand Notice” has the meaning set forth in Section 2(b) of this Agreement.

(e)                                  “Demand Registration” has the meaning set forth in Section 2(b) of this Agreement.

(f)                                   “Demand Takedown” has the meaning set forth in Section 2(b) of this Agreement.

(g)                                  “End of Suspension Notice” has the meaning set forth in Section 7(c) of this Agreement.

(h)                                 “FINRA” means the Financial Industry Regulatory Authority.

(i)                                     “Form S-3” has the meaning set forth in Section 2(a) of this Agreement.

(j)                                    “Holder(s)” means JFL and any of its Permitted Transferees that are the beneficial owners of any Registrable Securities from time to time.

(k)                                 “Indemnified Party” has the meaning set forth in Section 8(c) of this Agreement.

(l)                                     “Indemnifying Party” has the meaning set forth in Section 8(c) of this Agreement.

(m)                             “JFL” shall mean, collectively, JFL III, JFL IV and JFL Seller and any of their respective Affiliates, Subsidiaries and managed funds and its and their successors and assigns who are Permitted Transferees, in each case to the extent the foregoing is a Holder of Registrable Securities.

(n)                                 “Liabilities” has the meaning set forth in Section 8(a) of this Agreement.

(o)                                 “Permitted Transferee” shall mean, with respect to each of the Investors, (i) to one or more partners, members and direct or indirect equity holders of such Investor, (ii) to an affiliated entity under common control with such Investor or any of its other Affiliates, (iii) to a family trust foundation or partnership established for the exclusive benefit of such Investor, its equity holders or any of their respective Affiliates, or (iv) to a charitable foundation controlled by such Stockholder, its equity holders or any of their respective Affiliates.

(p)                                 “Prospectus” means the prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

(q)                                 “Purchaser Indemnitee” has the meaning set forth in Section 8(a) of this Agreement.

(r)                                    “Registrable Securities” means (i) the Shares held by JFL and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization, merger, consolidation or similar event relating to the Shares; provided, however, that Registrable Securities shall not include any securities of the Company the resale of which by the Holders has previously been registered pursuant to a currently effective Registration Statement or securities which have been sold to the public either pursuant to a Registration Statement or Rule 144.

(s)                                   “Registration Expenses” means any and all expenses incident to the performance of or compliance with Sections 2, 3 and 6 of this Agreement, including, without limitation:  (i) all SEC, securities exchange, FINRA filings, listing, inclusion and filing fees; (ii) any fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of Registrable Securities); (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement; (iv) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance), and reasonable fees and disbursements of one counsel for the Holders; (v) internal fees and expenses of the Company, and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement).  For the avoidance of doubt, Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by the Holders and the fees and disbursements of any counsel to the Holders other than as provided for in subparagraph (iv) above.

(t)                                    “Registration Statement” means any registration statement (including the Shelf Registration Statement) that covers the resale of any Registrable Securities, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

(u)                                 “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule.

(v)                                 “Rule 158” means Rule 158 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a SEC thereto having substantially the same effect as such rule.

(w)                               “Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule.

(x)                                 “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff, provided, that any such oral guidance, comments, requirements or requests are reduced to writing by the SEC and (ii) the Securities Act.

(y)                                 “Shelf Registration Statement” has the meaning set forth in Section 2(a) of this Agreement.

(z)                                  “Suspension Event” has the meaning set forth in Section 7(b) of this Agreement.

(aa)                          “Suspension Notice” has the meaning set forth in Section 7(c) of this Agreement.

(bb)                          “Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public, including a block trade.

2.                                      Shelf Registration Statement; Demand Takedown; Demand Registration.

(a)                                 The Company shall (a) as soon as reasonably practicable within sixty (60) days after the Effective Time, file with the SEC a shelf registration statement (the “Shelf Registration Statement”) under the Securities Act on Form S-3 (or any successor form or similar short-form registration involving a similar amount of disclosure constituting a “shelf” registration statement for a public offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act) (“Form S-3”) that covers all Registrable Securities then held by the Holders for a public offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any successor rule thereto) and includes a Prospectus that permits the disposition of all Registrable Securities subject to the Shelf Registration Statement and (b) use its reasonable best efforts to cause such Shelf Registration Statement to become effective immediately or as promptly thereafter as practicable, but in any event not later than sixty (60) days after the Effective Time. The Company shall use its reasonable best efforts to prepare and file with the SEC such amendments, post-effective amendments and supplements (including prospectus supplements) to such Shelf Registration Statement and the Prospectus as may be necessary to keep such Shelf Registration Statement effective and to comply with the provisions of the Securities Act to, subject to Section 7 of this Agreement, permit the disposition of all Registrable Securities subject thereto during the period beginning on the date the staff of the SEC declares the Shelf Registration Statement effective and ending on the earliest to occur of (i) twelve (12) months after the effective date of such Shelf Registration Statement or (ii) the date on which all the Registrable Securities subject thereto have been sold or distributed pursuant to such Shelf Registration Statement.

(b)                                 Right to Demand Takedown; Demand Registration.  The Holders shall (i) have the right at any time that the Shelf Registration Statement is effective to make a written request of the Company to effect an Underwritten Offering of all or part of its Registrable Securities included in the Shelf Registration Statement (each a “Demand Takedown”) or (ii) have the right at any time that the Shelf Registration Statement or any Registration Statement is not effective to make a written request of the Company for registration with the SEC, under and in accordance with the provisions of the Securities Act, of all or part of its Registrable Securities (each a “Demand Registration” and the Holder(s), the “Demanding Holder”); provided, however, that the Company may defer such Demand Takedown or Demand Registration for a single period not to exceed seventy five (75) calendar days during any one (1) year period if the Company shall, within ten (10) Business Days of such receipt of such request, furnish to the Demanding Holder a certificate signed by the Chief Executive Officer, the Chief Financial Officer or any other senior officer of the Company stating that the Company has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Company Board, after consultation with its outside counsel, materially and adversely affect such transaction and that the filing of a registration statement or Prospectus would require disclosure of such material transaction.  Within ten (10) calendar days after receipt of the request for a Demand Takedown or Demand Registration, the Company shall send written notice (the “Demand Notice”) of such request and its intention to comply therewith to all the Holders and, subject to Section 2(d), the Company shall include in such registration or Underwritten Offering all the Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) Business Days after the date such Demand Notice is given.  All requests made pursuant to this Section 2(b) shall specify the aggregate number of Registrable Securities requested to be registered or included in such Underwritten Offering and shall also specify the intended methods of disposition thereof.  Upon receipt of a request by a Demanding Holder for a Demand Registration at any time the Shelf Registration Statement or any other Registration Statement covering all Registrable Securities is not then effective, the Company shall use its commercially reasonable efforts to file a registration statement registering for resale such number of Registrable Securities as requested to be so registered pursuant to this Section 2(b) within thirty (30) calendar days after the Demanding Holder’s request therefor and (ii) if necessary, to cause such Registration Statement to be declared effective by the SEC as soon as practical thereafter.

(c)                                  Number of Demand Rights.

(i)                                     The Investors shall be limited to one (1) Demand Registration and Demand Takedown pursuant to this Section 2.

(ii)                                  The Company shall not be required to cause a Demand Registration pursuant to Section 2(b) to be declared effective within a period of ninety (90) calendar days after the date the Shelf Registration Statement was declared effective unless the Shelf Registration Statement shall have ceased to be effective or usable by the Holders as a result of any action or inaction by the Company not permitted by this Agreement.

(d)                                 Priority on Demand Registrations.  If, in any Demand Takedown or Demand Registration, the managing underwriter or underwriters thereof advises the Company in writing that in its or their reasonable opinion the number of securities proposed to be sold in such Demand Takedown or Demand Registration exceeds the number that can be sold in such offering without having a material adverse effect on the success of the offering (including, without limitation, an impact on the selling price), then the Company shall include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters, can be sold without having a material adverse effect on the success of the offering.  In the event that the managing underwriter determines that additional Registrable Securities may be sold in any Demand Takedown or Demand Registration without having a material adverse effect on the success of the offering, the Company may include comparable securities to be issued and sold by the Company or comparable securities held by persons other than the parties.

(e)                                  Effective Registration. A registration pursuant to a Demand Registration shall not count as a registration unless and until (a) the Registration Statement filed with the SEC with respect to a registration pursuant to a Demand Registration has been declared effective by the SEC, (b) the Company has complied with all of its obligations under this Agreement with respect thereto and (c) the Registration Statement has remained effective continuously until the earlier of (x) one (1) year after effectiveness or (y) the date on which all of the Registrable Securities requested by the Demanding Holders to be registered on behalf of the Demanding Holders in such Registration Statement have been sold; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the SEC or any other Governmental Entity the Registration Statement with respect to such registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holder(s) initiating such Demand Registration thereafter affirmatively elect to continue with such registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

(f)                                   Selection of Underwriters.  Any Demand Registration or Demand Takedown shall be an Underwritten Offering, and the Company shall have discretion to select a managing underwriter or underwriters to administer the offering reasonably acceptable to the Investors; provided, however, the Investors agree in advance that BofA Securities, Inc. is an acceptable managing underwriter or underwriter to administer such offering.

3.                                      Piggyback Registrations.  If at any time Company proposes to register under the Securities Act the issuance or sale of any of its securities, whether or not for sale for its own account and other than pursuant to a Demand Registration or Demand Takedown, on a form and in a manner which would permit registration of the Registrable Securities held by the Holders for sale to the public under the Securities Act, the Company shall give written notice of the proposed registration to the Holders not later than five (5) calendar days prior to the filing thereof.  Each Holder shall have the right to request that all or any part of its Registrable Securities be included in such registration.  Each Holder can make such a request by giving written notice to the Company within two (2) calendar days after the receipt of such notice by the Holders; provided, however, that if the registration is an Underwritten Offering and the managing underwriters of such offering determine that the aggregate amount of securities of the Company which the Company and all Holders propose to include in such registration statement exceeds the maximum amount of securities that may be sold without having a material adverse effect on the success of the offering, including without limitation the selling price and other terms of such offering, the Company shall include in such registration, first, the securities that the Company proposes to sell, second, the Registrable Securities of such Holders, pro rata among all such Holders on the basis of the relative percentage of Registrable Securities owned by all Holders who have requested that securities owned by them be so included (it being further agreed and understood, however, that such underwriters shall have the right to eliminate entirely the participation of the Holders), and third, the comparable securities of any additional holders of the Company’s securities, pro rata among all such holders on the basis of the relative percentage of such securities held by each of them.  Registrable Securities proposed to be registered and sold pursuant to an Underwritten Offering for the account of any Holder shall be sold to the prospective underwriters selected or approved by the Company and on the terms and subject to the conditions of one or more underwriting agreements negotiated between the Company and the prospective underwriters.  Any Holder who holds Registrable Securities being registered in any offering shall have the right to receive a copy of the form of underwriting agreement and shall have an opportunity to hold discussions with the lead underwriter of the terms of such underwriting agreement.  The Company may withdraw any registration statement under this Section 3 at any time before it becomes effective, or postpone or terminate the offering of securities, without obligation or liability to any Holder.

4.                                      Expenses.  The Company shall bear all Registration Expenses in connection with the registration of the Registrable Securities pursuant to Sections 2 and 3 of this Agreement.

5.                                      Rule 144.  With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees, so long as JFL owns any Registrable Securities:

(a)                                 make and keep public information available, as those terms are understood and defined in Rule 144(c) under the Securities Act;

(b)                                 file with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)                                  confirm to the Holders promptly upon request (i) that the Company has complied with the reporting requirements of Rule 144 (at any time after ninety (90) calendar days after the effective date of the Registration Statement), the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), and (ii) provide such other information as the Holders may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holders to sell any such Registrable Securities without registration (provided that the Company shall not be required to provide any information that is publicly accessible to the Holders).

6.                                      Registration Procedures.  In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, and subject to Section 7 of this Agreement, the Company shall use its commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the resale of such Registrable Securities by the Holder or Holders in accordance with the Holders’ intended method or methods of resale and distribution and such commercially reasonable efforts shall include responding to any comments issued by the staff of the SEC with respect to any Registration Statement and filing any related amendment to such Registration Statement as soon as reasonably practicable after receipt of such comments.  In addition, the Company shall:

(a)                                 prepare and file with the SEC a Registration Statement in accordance with Sections 2 or 3 of this Agreement, as applicable, which Registration Statement shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after filing;

(b)                                 prepare and file with the SEC such amendments and supplements to each Registration Statement and the Prospectus used in connection therewith as may be requested by the Holders or any underwriters or as may be necessary to keep such Registration Statement effective as specified in Sections 2(a) and 2(e) of this Agreement and to comply with the provisions of the Securities Act with respect to the disposition of all securities registered pursuant to such Registration Statement during the period in which such registration statement remains effective in accordance with the intended method or methods of distribution by the selling Holders;

(c)                                  furnish to the Holders as many copies of the Registration Statement and each Prospectus included in such Registration Statement (including any documents incorporated by reference therein, unless such documents are otherwise available through the SEC’s EDGAR system), and any amendment or supplement thereto, in conformity with the requirements of the Securities Act;

(d)                                 use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, such Registrable Securities covered by the Registration Statement by the time the Registration Statement is declared effective by the SEC under all applicable state securities or “blue sky” laws of such domestic jurisdictions as the Holders shall reasonably request in writing, keep each such registration or qualification or exemption effective during the time such Registration Statement is effective  and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in connection therewith, (ii) subject itself to taxation in any such jurisdiction, (iii) submit to the general service of process in any such jurisdiction or (iv) register as a foreign corporation in any such jurisdiction, in each case where it would not otherwise be required to take such action;

(e)                                  notify the Holders promptly (i) when such Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the SEC or any other Governmental Entity for amendments or supplements to such Registration Statement or related Prospectus or for additional information and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (which, in the case of the Prospectus, shall be determined in light of the circumstances in which such Prospectus is to be used) not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus until the requisite changes have been made);

(f)                                   use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable;

(g)                                  upon the occurrence of any event contemplated by Section 6(e)(iv) of this Agreement, use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (which, in the case of the Prospectus, shall be determined in light of the circumstances in which such Prospectus is to be used) not misleading, and, upon request, promptly furnish to each Holder reasonable number of copies of each such supplement or post-effective amendment;

(h)                                 enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Securities included in a Registration Statement;

(i)                                     in connection with an Underwritten Offering that includes Registrable Securities, use its commercially reasonable efforts to make available for inspection by representatives of the Holders of the Registrable Securities included in such Underwritten Offering and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountants retained by the Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a Registration Statement;

(j)                                    use its commercially reasonable efforts to qualify for, and list or include all Registrable Securities on, a national securities exchange (including, without limitation, seeking to cure in the listing or inclusion application of the Company any or the Nasdaq Global Market deficiencies cited by the exchange or market) on which the Common Stock is then listed or authorized for quotation if such Registrable Securities are not already so listed or authorized for quotation;

(k)                                 (i) comply with all applicable rules and regulations of the SEC, (ii) make generally available to its securityholders, as soon as reasonably practicable, earnings statements covering at least twelve (12) months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(l)                                     in connection with any sale or transfer of the Registrable Securities (whether or not pursuant to a Registration Statement) that will result in the security being delivered no longer being Registrable Securities, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and to enable such Registrable Securities to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may request; and

(m)                             otherwise, in good faith, cooperate reasonably with, and take such customary action as may reasonably be requested by the Holders, in connection with such registration.

The Company may require the Holders to furnish to the Company such information regarding the proposed distribution by the Holders as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Securities and the Holders shall not be entitled to be named as a selling securityholder in any Registration Statement and the Holders shall not be entitled to use the Prospectus forming a part thereof if the Holders do not provide such information to the Company.  Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(e)(iii) or 6(e)(iv) of this Agreement, such Holder shall immediately discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus.  If so directed by the Company, such Holder shall deliver to the Company all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

7.                                      Suspension of Offering.

(a)                                 Subject to the provisions of this Section 7, the Company shall have the right, but not the obligation, from time to time to suspend the use of any Registration Statement, following the effectiveness of such Registration Statement (and the filings with any federal or state securities commissions).  The Company, by written notice to the Holders, may direct the Holders to suspend sales of the Registrable Securities pursuant to a Registration Statement for such times as the Company reasonably may determine is necessary and advisable if any of the following events occur:

(i)                                     a primary Underwritten Offering by the Company where the Company is advised by the representative of the underwriters for such Underwritten Offering that the sale of Registrable Securities pursuant to the Registration Statement would have a material adverse effect on such primary Underwritten Offering;

(ii)                                  the Company Board shall have determined in good faith that (A) the offer or sale of any Registrable Securities pursuant to the Registration Statement would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination, corporate reorganization or other significant transaction involving the Company; (B) after the advice of counsel, the sale of the Registrable Securities pursuant to the Registration Statement would require the disclosure of non-public material information not otherwise required to be disclosed under applicable law; and (C) either (1) the Company has a bona fide business purpose for preserving confidentiality of the proposed transaction or information, (2) disclosure would have a material adverse effect on the Company or its ability to consummate the proposed transaction or (3) the proposed transaction renders the Company unable to comply with SEC requirements, in each case under circumstances that would make it unduly burdensome to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or

(iii)                               the Company Board shall have determined in good faith, after the advice of counsel, that the Company is required by law, rule or regulation, or that it is in the best interests of the Company, to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of:  (A) reflecting in the Prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth in the Prospectus; (B) including in the Prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information; or (C) to update the Prospectus included in the Registration Statement in accordance with Section 10(a)(3) of the Securities Act.

(b)                                 In the event that the Company suspends sales of the Registrable Securities pursuant to clause (a) above (a “Suspension Event”), no such suspension shall last for more than an aggregate of forty five (45) calendar days in any rolling twelve (12) month period commencing on the Effective Time or for more than an aggregate of twenty (20) calendar days in any rolling ninety (90) calendar day period, except as a result of a refusal by the SEC to declare any post-effective amendment to the Registration Statement effective provided that the Company shall have used all commercially reasonable efforts to cause such post-effective amendment to be declared effective, in which case the suspension shall be terminated immediately following the effective date of the post-effective amendment to the Registration Statement.  Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement, as applicable, so as to permit the Holders to resume sales of the Registrable Securities as soon as possible.

(c)                                  Upon the occurrence of a Suspension Event, the Company shall give written notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Securities pursuant to the Registration Statement and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is using its commercially reasonable efforts and taking all reasonable steps to terminate suspension of the use of the Registration Statement as promptly as possible.  Each Holder shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below).  Each Holder agrees to keep confidential the fact that the Company has issued a Suspension Notice and the contents thereof.  If so directed by the Company, the Holders shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice.  Each Holder may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event.

8.                                      Indemnification and Contribution.

(a)                                 The Company agrees to indemnify and hold harmless (i) each Holder and (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any of the foregoing (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “Controlling Person”), and (iii) the respective officers, directors, partners, employees, representatives and agents of each Holder or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as a “Purchaser Indemnitee”) from and against any and all losses, claims, damages, judgments, actions, reasonable out-of-pocket expenses, and other liabilities (the “Liabilities”), including, without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any Governmental Entity, commenced or threatened, including the reasonable fees and expenses of outside counsel to any Purchaser Indemnitee, joint or several, directly or indirectly related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished to such Purchaser Indemnitee any amendments or supplements thereto), or any preliminary Prospectus or any other document prepared by the Company used to sell the Registrable Securities, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information relating to any Purchaser Indemnitee furnished to the Company or any underwriter in writing by such Purchaser Indemnitee expressly for use therein, or (ii) any untrue statement contained in or omission from a preliminary Prospectus if a copy of the Prospectus (as then amended or supplemented, if the Company shall have furnished to or on behalf of the Holders participating in the distribution relating to the relevant Registration Statement any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to the Person asserting any such Liabilities who purchased Registrable Securities, if such Prospectus (or Prospectus as amended or supplemented) is required by law to be sent or given at or prior to the written confirmation of the sale of such Registrable Securities to such Person and the untrue statement contained in or omission from such preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).  The Company shall notify the Holders promptly of the institution, threat or assertion of any claim, proceeding (including, without limitation, any investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or a Purchaser Indemnitee of which it shall become aware.  The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

(b)                                 In connection with any Registration Statement in which a Holder is participating, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and the respective partners, directors, officers, members, representatives, employees and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from the Company to each Purchaser Indemnitee, but only with reference to untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with written information relating to such Purchaser Indemnitee furnished to the Company in writing by such Purchaser Indemnitee expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary Prospectus.  The liability of any Purchaser Indemnitee pursuant to this paragraph shall in no event exceed the net proceeds received by such Purchaser Indemnitee from sales of Registrable Securities giving rise to such obligations.  If such Holder elects to include Registrable Securities in an Underwritten Offering, such Holder shall be required to agree to such customary indemnification provisions as may reasonably be required by the underwriter in connection with such Underwritten Offering.

(c)                                  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) above, such Person (the “Indemnified Party”), shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”), in writing of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any liability which it may have under this Section 8(c), except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such proceeding and shall assume the defense of such proceeding and pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding.  Notwithstanding the foregoing, in any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying Party and its counsel do not pursue in a reasonable manner the defense of such action or (iv) the named parties to any such action (including any impleaded parties), include both such Indemnified Party and the Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that a conflict of interest may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party, then the Indemnifying Party shall not have the right to assume nor direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one (1) separate firm of attorneys (in addition to any local counsel), for all such indemnified parties, which firm shall be designated in writing by those indemnified parties who sold a majority of the Registrable Securities sold by all such indemnified parties and any such separate firm for the Company, the directors, the officers and such control Persons of the Company as shall be designated in writing by the Company.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

(d)                                 If the indemnification provided for in paragraphs (a) and (b) of this Section 8(d) is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such paragraphs, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Parties on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Parties and the Indemnified Party, as well as any other relevant equitable considerations.  The relative fault of the Company, on the one hand, and any Purchaser Indemnitees, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser Indemnitees and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                  The parties agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation (even if such indemnified parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d) above.  The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to Section 8(d) shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8(e), in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Securities exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  For purposes of this Section 8(e), each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) a Holder shall have the same rights to contribution as such Holder, as the case may be, and each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) the Company, and each officer, director, partner, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8(e) or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f)                                   The indemnity and contribution agreements contained in this Section 8 are in addition to any liability which the indemnifying parties may otherwise have to the indemnified parties referred to above.  The Purchaser Indemnitee’s obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Registrable Securities sold by each of the Purchaser Indemnitees hereunder and not joint.

9.                                      Lock-up Agreement.  Each Holder hereby agrees solely with respect to any Underwritten Offering to which such Holder is participating that it shall enter into a customary lock-up agreement, to the extent required by an underwriter in such Underwritten Offering, in which the Holder shall agree to not directly or indirectly sell, offer to sell (including, without limitation, any short sale), grant any option or otherwise transfer or dispose of any securities of the Company then owned by the Holder (other than to donees or partners of the Holder who agree to be similarly bound) for a period of not more than ninety (90) days following the date of the prospectus with respect to such Underwritten Offering.

10.                               Miscellaneous.

(a)                                 Remedies.  In the event of a breach by the Company of any of its obligations under this Agreement, the Holders, in addition to being entitled to exercise all rights provided herein, or granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Subject to Section 8, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)                                 Survival.  This Agreement is intended to survive the consummation of the transactions contemplated by the Merger Agreement and the Investor Agreements.  The indemnification and contribution obligations under Section 8 of this Agreement shall survive the termination of the obligations of the Company under this Agreement.

(c)                                  Entire Agreement; No Third Party Beneficiary. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement.  This Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

(d)                                 Governing Law  This Agreement and all Legal Actions (whether based on contract, tort, or statute) arising out of or relating to this Agreement or the actions of any of the parties hereto in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

(e)                                  Jurisdiction.  Each of the parties hereto irrevocably agrees that any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in the Court of Chancery in and for New Castle County,

Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Legal Action, in the United States District Court for the District of Delaware. Each of the parties hereto agrees that mailing of process or other papers in connection with any such Legal Action in the manner provided in Section 10(g) or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such Legal Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any Legal Action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 10(e); (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action, or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action, or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

(f)                                   Specific Enforcement. The parties hereto agree that the rights of each party to consummate the transactions contemplated by this Agreement are special, unique and of extraordinary character and that irreparable damage would occur if any provision of this Agreement are not performed in accordance with the terms hereof or are otherwise breached, and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the Court of Chancery of the State of Delaware without necessity of posting a bond or other form of security. In the event that any action or proceeding should be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at Law.

(g)                                  Assignment.

(i)                                     This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

(ii)                                  This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns of the Investors, which shall include Permitted Transferees.

(h)                                 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email (with confirmation of transmission); or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10(h)):

if to the Company:

US Ecology, Inc.

101 S. Capitol Blvd., Suite 1000

Boise, ID 83702
Attention: Wayne Ipsen, General Counsel
Email:       wayne.ipsen@usecology.com

with a copy to (which copy shall not constitute notice):

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: Stephen M. Leitzell
Email:  stephen.leitzell@dechert.com

if to the Investors:

c/o J.F. Lehman & Company

110 East 59th Street, 27th Floor

New York, NY 10022

Attention: C. Alexander Harman, Glenn M. Shor and David L. Rattner

Email: cah@jflpartners.com, gms@jflpartners.com, and dlr@jflpartners.com with a copy (which shall not  constitute notice) to:

Jones Day

2727 North Harwood Street, Suite 500

Dallas, TX 75201

Attention: Alain A. Dermarkar

Email: adermarkar@jonesday.com

(i)                                     Severability. The provisions of this Agreement shall be deemed severable and if any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(j)                                    Holders Obligation Several and Not Joint. Unless specified otherwise in this Agreement, the obligations of each Holder hereunder shall be several and not joint, and no Holder shall be liable for any breach of the terms of this Agreement by any other Holder.

(k)                                 Construction.

(i)                                     For purposes of this Agreement, whenever the context requires: (A) the singular number shall include the plural, and vice versa; (B) the masculine gender shall include the feminine and neuter genders; (C) the feminine gender shall include the masculine and neuter genders; and (D) the neuter gender shall include the masculine and feminine genders.

(ii)                                  The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(iii)                               As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(l)                                     Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(m)                             Counterparts; Signatures. This Agreement may be executed in any number of counterparts, all of which will be one and the same agreement. This Agreement will become effective when each party to this Agreement shall have received counterparts signed by all of the other parties.  This Agreement may be executed and delivered by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, each of which shall be deemed an original.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be effective as of the date first above written.

US ECOLOGY, INC.

By:	/s/ Jeffrey R. Feeler
Name: Jeffrey R. Feeler
Title: President

US ECOLOGY PARENT, INC.

By:	/s/ Jeffrey R. Feeler
Name: Jeffrey R. Feeler
Title: President

JFL-NRC-SES PARTNERS, LLC

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: President and Assistant Secretary

JFL-NRCG HOLDINGS III, LLC

By:	/s/ David L. Rattner
Name: David L. Rattner
Title: Secretary

JFL-NRCG HOLDINGS IV, LLC

By:	/s/ David L. Rattner
Name: David L. Rattner
Title: Secretary